UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549





                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 6, 2003


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


             DELAWARE                 0-21802             34-1741211
  (STATE  OR  OTHER  JURISDICTION  (COMMISSION        (IRS  EMPLOYER
        OF  INCORPORATION)         FILE  NUMBER)    IDENTIFICATION  NO.)


     3450  W.  CENTRAL  AVENUE,  SUITE  328
     TOLEDO,  OHIO                                           43606
    (ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)          (ZIP CODE)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (419) 535-6374



ITEM  5.     OTHER  ITEMS

     On June 6, 2003, N-Viro International Corporation ("the Company") completed an employment agreement, effective June 6, 2003, with Michael G. Nicholson, a member of the Board of Directors and Chief Operating Officer, incorporated by reference herein as Exhibit 1.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:          June  9,  2003               By:       /s/  James  K.  McHugh
                --------------                         ------------------------
                                                       James  K.  McHugh
                                                       Chief  Financial  Officer